Fees Summary	Aug. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 347,357,500
Previously Paid Amount	0
Total Fee Amount	53,180.44
Total Offset Amount	0
Net Fee	$ 53,180.44